Exhibit 99.1


             Red Hat Reports Third Quarter Fiscal Year 2007 Results


     --   Revenue up 45% year-over-year

     --   Operating profit up 44% from prior quarter

     --   Operating cash flow up more than 35% from prior quarter


     RALEIGH, N.C.--(BUSINESS WIRE)--Dec. 21, 2006--Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal year 2007 third quarter.

     Total revenue for the quarter was $105.8 million, an increase of 45% from the year-ago quarter and 6% from the prior quarter. Subscription revenue was $88.9 million, up 48% year-over-year and 5% sequentially.

     Net income for the quarter was $14.6 million or $0.07 per diluted share compared with $11.0 million or $0.05 per diluted share for the prior quarter. Non-GAAP adjusted net income for the quarter was $29.6 million, or $0.14 per diluted share, after adjusting for stock compensation and tax expense as detailed in the tables below. This compares to non-GAAP adjusted net income of $22.7 million, or $0.11 per diluted share in the third quarter of last fiscal year.

     At quarter end, the company's total deferred revenue balance was $311.7 million, an increase of $27.6 million, or 10%, when compared to the end of the last fiscal quarter.

     Other highlights from the quarter included:

     -- Operating income of $13.6 million was up 44% from $9.5 million in the prior quarter.

     --   Total cash and investments as of November 30, 2006 were $1.1 billion.

     --   We added over 12,000 net new customers during the quarter.

     -- Red Hat held its European developer and middleware event, JBossWorld Europe in Berlin.

     "This quarter's performance was characterized by strong market demand and solid execution," stated Charlie Peters, Executive Vice President and Chief Financial Officer. "We are particularly pleased to be named by CIO Insight, for the third consecutive year, as the number one enterprise software vendor in delivering value to customers."

     Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET and can be accessed by the general public at the Company's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event will have ended.

     About Red Hat, Inc.

     Red Hat, the world's leading open source and Linux provider, is headquartered in Raleigh, NC with satellite offices spanning the globe. Red Hat is leading Linux and open source solutions into the mainstream by making high quality, low cost technology accessible. Red Hat provides operating system software along with applications, management, and middleware solutions, including JBoss Enterprise Middleware Suite (JEMS). Red Hat is accelerating the shift to service-oriented architectures (SOA) and enabling the next generation of web-enabled applications running on a low-cost, secure open source platform. Red Hat also offers support, training and consulting services to its customers worldwide and through top-tier partnerships. Red Hat's open source strategy offers customers a long term plan for building infrastructures that are based on and leverage open source technologies with focus on security and ease of management. Learn more: http://www.redhat.com

     Forward-Looking Statements

     Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the ability of the Company to effectively compete; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; risks related to the integration of acquisitions; adverse results in litigation; the dependence on key personnel as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition, the forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

     LINUX is a trademark of Linus Torvalds. RED HAT and JBOSS are registered trademarks of Red Hat, Inc. in the US and other countries. All other names and trademarks are the property of their respective owners.


                            RED HAT, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)
              (In thousands - except per share amounts)

                               Three Months Ended   Nine Months Ended
                               ------------------- -------------------
                                Nov 30,   Nov 30,   Nov 30,   Nov 30,
                                 2006      2005      2006      2005
                               ------------------- -------------------
Revenue:

  Subscriptions                $ 88,860  $ 60,211  $245,300  $163,779
  Training and services          16,966    12,901    44,202    35,831
                               --------- --------- --------- ---------

    Total subscription,
     training and services
     revenue                    105,826    73,112   289,502   199,610
                               --------- --------- --------- ---------
Cost of revenue:

  Subscriptions                   6,741     4,952    20,123    15,788
  Training and services          10,699     6,905    27,183    20,291
                               --------- --------- --------- ---------

    Total cost of subscription,
     training and services
     revenue                     17,440    11,857    47,306    36,079
                               --------- --------- --------- ---------

 Total gross profit              88,386    61,255   242,196   163,531

Operating expense:
 Sales and marketing             37,575    20,505   105,883    61,296
 Research and development        19,200     9,644    51,084    29,846
 General and administrative      18,024    12,357    49,579    34,067
                               --------- --------- --------- ---------

  Total operating expense        74,799    42,506   206,546   125,209
                               --------- --------- --------- ---------

Income from operations           13,587    18,749    35,650    38,322
Other income (expense), net      11,113     6,645    31,388    22,601
Interest expense                 (1,494)   (1,490)   (4,467)   (4,612)
                               --------- --------- --------- ---------

Income before provision for
 income taxes                    23,206    23,904    62,571    56,311
Provision for income taxes        8,586       701    23,151     3,942
                               --------- --------- --------- ---------

Net income                     $ 14,620  $ 23,203  $ 39,420  $ 52,369
                               ========= ========= ========= =========

Net income-diluted             $ 15,543  $ 24,565  $ 42,189  $ 56,529
                               ========= ========= ========= =========

Net income per share:
 Basic                         $   0.08  $   0.13  $   0.21  $   0.30
 Diluted                       $   0.07  $   0.12  $   0.19  $   0.27

Weighted average shares
 outstanding:
 Basic                          191,298   177,615   188,379   177,200
 Diluted                        219,458   211,783   218,591   208,964

Diluted net income per share
 computation:
GAAP Net income, basic         $ 14,620  $ 23,203  $ 39,420  $ 52,369
Interest expense on convertible
 debentures, net of related
 GAAP tax effects                   449       662     1,347     2,017
Amortization of debt issuance
 costs, net of related GAAP tax
 effects                            474       700     1,422     2,143

GAAP Net income, diluted       $ 15,543  $ 24,565  $ 42,189  $ 56,529
                               ========= ========= ========= =========


       Note: certain prior year amounts have been reclassified to conform with current year presentation.




                            RED HAT, INC.
                     CONSOLIDATED BALANCE SHEETS
                            (In thousands)

                    ASSETS
                                                  Nov.      February
                                                   30,         28,
                                                  2006        2006
                                               ----------- -----------
                                               (unaudited)
Current assets:
 Cash and cash equivalents                     $  795,992  $  267,547
 Investments in debt securities                   180,873     537,324
 Accounts receivable, net                          81,251      59,792
 Prepaid expenses and other current assets         34,123      16,576
                                               ----------- -----------

   Total current assets                         1,092,239     881,239

 Property and equipment, net                       42,278      35,822
 Goodwill                                         327,264      75,942
 Identifiable intangibles, net                     97,574      13,467
 Investments in debt securities                   120,313     272,669
 Other assets, net                                 33,238      35,102
                                               ----------- -----------

   Total assets                                $1,712,906  $1,314,241
                                               =========== ===========

     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                              $   10,742  $    5,627
 Accrued expenses                                  40,370      31,960
 Deferred revenue                                 227,786     162,934
 Other current obligations                            359         401
                                               ----------- -----------

  Total current liabilities                       279,257     200,922

 Deferred lease credits                             5,329       4,994
 Long term deferred revenue                        83,909      60,554
 Other long term obligations                            -         213
 Convertible debentures                           570,000     570,000
Stockholders' equity:
 Minority interest                                      -         771
 Common stock                                          20          19
 Additional paid-in capital                     1,015,376     763,906
 Deferred compensation                                  -      (2,418)
 Accumulated deficit                             (112,579)   (152,113)
 Treasury stock, at cost                         (125,723)   (124,125)
 Accumulated other comprehensive loss              (2,683)     (8,482)
                                               ----------- -----------

   Total stockholders' equity                     774,411     477,558
                                               ----------- -----------

   Total liabilities and stockholders' equity  $1,712,906  $1,314,241
                                               =========== ===========


           Note: certain prior year amounts have been reclassified to conform with current year presentation.




                                  RED HAT, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                                 (In thousands)

                             Three Months Ended    Nine Months Ended
                            -------------------- ---------------------
                             Nov 30,   Nov 30,    Nov 30,    Nov 30,
                              2006      2005       2006       2005
                            -------------------- ---------------------

Cash flows from operating
 activities:
Net income                  $ 14,620  $  23,203  $  39,420  $  52,369
Adjustments to reconcile net
 income to net cash provided
 by operating activities:
  Depreciation and
   amortization                6,594      4,145     17,691     11,443
  Deferred income taxes        3,501        293     13,003       (507)
  Share-based compensation
   expense                     8,495      1,299     24,421      3,794
  Excess tax benefits from
   share-based payment
   arrangements               (2,368)         -     (5,243)
  Gain from repurchase of
   convertible debentures                     -                (3,140)
  Provision for doubtful
   accounts                      281        228        983        369
  Amortization of debt
   issuance costs                752        752      2,256      2,304
  (Gain) loss on disposal of
   property and equipment        (16)       128        (22)     1,125
  Other                            -        546       (283)       568
Changes in operating assets
 and liabilities net of
 effects of acquisitions:
  Accounts receivable        (10,446)     2,968    (10,628)    (6,274)
  Prepaid expenses and other
   current assets                243     (1,731)    (2,002)    (2,521)
  Accounts payable             3,030        337      3,539     (3,030)
  Accrued expenses             9,595      3,966      9,438     11,521
  Deferred revenue            25,486     17,983     63,565     68,229
  Other assets                   (91)        (4)      (206)       223

                            ------------------------------------------
  Net cash provided by
   operating activities       59,676     54,113    155,932    136,473
                            --------- ---------- ---------- ----------

Cash flows from investing
 activities:
 Purchase of investment
  securities                           (223,900)    (7,444)  (363,077)
 Proceeds from sales and
  maturities of investment
  securities                 166,810    221,956    522,862    332,972
 Acquisitions of businesses,
  net of cash acquired          (302)      (303)  (149,864)    (2,803)
 Purchase of other
  investments                           (20,000)              (20,767)
 Purchase of property and
  equipment                   (5,766)    (4,401)   (14,751)   (12,389)
                            --------- ---------- ---------- ----------

  Net cash provided by (used
   in) investing activities  160,742    (26,648)   350,803    (66,064)
                            --------- ---------- ---------- ----------

Cash flows from financing
 activities:
 Excess tax benefits from
  share-based payment
  arrangements                 2,368          -      5,243          -
 Repurchase of convertible
  debentures                                  -               (26,301)
 Structured stock
  repurchases                  1,514          -      1,514      1,031
 Net proceeds from issuance
  of common stock under
  Employee Stock Purchase
  Plan                                      833        306      2,330
 Proceeds from exercise of
  common stock options         2,966      6,978     14,650     14,102
 Purchase of treasury stock      (66)         -     (1,598)   (16,688)
 Other financing                (223)       470       (255)       553
                            --------- ---------- ---------- ----------

  Net cash provided by (used
   in) financing activities    6,559      8,281     19,860    (24,973)
                            --------- ---------- ---------- ----------

Effect of foreign currency
 exchange rates on cash and
 cash equivalents                834     (1,856)     1,850     (3,659)
Net increase in cash and
 cash equivalents            227,811     33,890    528,445     41,777
Cash and cash equivalents at
 beginning of the period     568,181    148,056    267,547    140,169
                            --------- ---------- ---------- ----------

Cash and cash equivalents at
 end of period              $795,992  $ 181,946  $ 795,992  $ 181,946
                            ========= ========== ========== ==========

           Note: certain prior year amounts have been reclassified to conform with current year presentation.




                                  RED HAT, INC.
      NON CASH SHARE-BASED COMPENSATION AND RECONCILIATION OF GAAP RESULTS
                          TO NON-GAAP ADJUSTED RESULTS
                                   (Unaudited)
                    (In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated
 Statements of Operations:

                                   Three Months       Nine Months
                                       Ended              Ended
                                 ----------------- -------------------
                                 Nov 30,  Nov 30,   Nov 30,   Nov 30,
                                   2006    2005      2006      2005
                                 ----------------- -------------------

 Cost of revenue                 $   558  $     -  $  1,607  $      -
 Sales and marketing               2,181       87     6,753       117
 Research and development          1,882       99     5,150       205
 General and administration        3,874    1,113    10,911     3,472
                                 -------- -------- --------- ---------
 Total stock based compensation
  expense                        $ 8,495  $ 1,299  $ 24,421  $  3,794
                                 ======== ======== ========= =========


Reconciliation of GAAP Results to non-GAAP adjusted Results
(for prior year comparison purposes only)

                                   Three Months       Nine Months
                                       Ended              Ended
                                 ----------------- -------------------
                                 Nov 30,  Nov 30,   Nov 30,   Nov 30,
                                  2006     2005      2006      2005
                                 ----------------- -------------------

GAAP Net income                  $14,620  $23,203  $ 39,420  $ 52,369

GAAP Provision for income taxes    8,586      701    23,151     3,942

GAAP Income before provision for
 income taxes                    $23,206  $23,904  $ 62,571  $ 56,311

Add: Share-based compensation per
 FAS 123R (Nov 06 only)            8,495    1,299    24,421     3,794
Deduct: Intrinsic value of stock
 options per APB No. 25             (566)  (1,299)   (1,910)   (3,794)
                                 -------- ----------------------------
 Incremental non-cash share-based
  compensation expense             7,929        0    22,511         0

Non-GAAP adjusted income before
 provision for income taxes      $31,135  $23,904  $ 85,082  $ 56,311

Non-GAAP cash provision for
 income taxes                    $ 1,557  $ 1,195  $  4,254  $  2,816
                                 -------- -------- --------- ---------

Non-GAAP adjusted net income     $29,578  $22,709  $ 80,828  $ 53,495
                                 ======== ======== ========= =========

Non-GAAP adjusted net income-
 diluted                         $30,970  $24,101  $ 85,003  $ 57,744
                                 ======== ======== ========= =========

Non-GAAP adjusted net income per
 share:
 Basic                           $  0.15  $  0.13  $   0.43  $   0.30
 Diluted                         $  0.14  $  0.11  $   0.39  $   0.28


Non-GAAP diluted net income per
 share computation:
Non-GAAP adjusted net income     $29,578  $22,709  $ 80,828  $ 53,495
Interest expense on convertible
 debentures, net of related 5%
 cash tax effects                    677      677     2,031     2,060
Amortization of debt issuance
 costs, net of related 5% cash
 tax effects                         715      715     2,144     2,189

Non-GAAP adjusted net income-
 diluted                         $30,970  $24,101  $ 85,003  $ 57,744
                                 ======== ======== ========= =========


Reconciliation of GAAP cash flow from operating activities to non-GAAP adjusted cash flow from operating activities
 (for prior year comparison purposes only)

                                   Three Months        Nine Months
                                       Ended              Ended
                                 ----------------- -------------------
                                 Nov 30,  Nov 30,   Nov 30,   Nov 30,
                                  2006     2005      2006      2005
                                 ----------------- -------------------

GAAP Net cash provided by
 operating activities            $59,676  $54,113  $155,932  $136,473

Add: Excess tax benefits from
 share-based payment arrangements  2,368        0     5,243         0

Non-GAAP Net cash provided by
 operating activities            $62,044  $54,113  $161,175  $136,473
                                 ======== ======== ========= =========

     CONTACT: Red Hat
              Kerrin Catallozzi, Corporate Communications
              919-754-4268
              kcatallo@redhat.com
              or
              Linda Brewton, Investor Relations
              919-754-4476
              lbrewton@redhat.com